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                          MECHTRONICS OF ARIZONA, INC.


                    UNAUDITED PRO FORMA FINANCIAL INFORMATION

            OF DUCOMMUN INCORPORATED AND MECHTRONICS OF ARIZONA, INC.

                    FOR THE YEAR ENDED DECEMBER 31, 1995 AND

                      THE THREE MONTHS ENDED MARCH 30, 1996



                                  Exhibit 99.4


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                                                                    Exhibit 99.4
                                                                     Page 1 of 4

                              DUCOMMUN INCORPORATED
                         PRO FORMA FINANCIAL INFORMATION
                                   (Unaudited)

The following unaudited pro forma financial statements reflect the acquisition by Ducommun Incorporated ("Ducommun") on June 28, 1996 of substantially all of the assets and assumption of certain liabilities of MechTronics of Arizona, Inc. ("MechTronics"). The purchase price for MechTronics was approximately $8,750,000, subject to adjustments following the closing. The acquisition will be accounted for under the purchase method of accounting.

The unaudited pro forma condensed combined balance sheet at March 30, 1996 gives effect to the acquisition of MechTronics assuming the transaction was consummated as of March 30, 1996. The unaudited pro forma condensed combined statements of operations for the twelve months ended December 31, 1995 and the three months ended March 30, 1996 give effect to the acquisition of MechTronics assuming the transaction was consummated as of the beginning of the periods presented. The unaudited pro forma condensed combined statements of operations combine the historical statements of operations of Ducommun and MechTronics for the three months ended March 30, 1996 and the year ended December 31, 1995.

The Company has not finalized its purchase price allocations, accordingly, the final consolidated amounts may differ from those set forth herein.

The unaudited pro forma condensed combined statements of operations are not necessarily indicative of the operating results that would have been achieved had the acquisition been consummated at the beginning of the periods presented; and should not be construed as representative of future operating results. The pro forma financial statements should also be read in conjunction with Ducommun's consolidated financial statements and notes set forth in the Report on Form 10-K for the year ended December 31, 1995.


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                                                                    Exhibit 99.4
                                                                     Page 2 of 4


                              DUCOMMUN INCORPORATED
                   Pro Forma Condensed Combined Balance Sheet
                                 March 30, 1996
                             (Amounts in thousands)
                                   (Unaudited)

                                                                                                        Ducommun
                                                                                                          and
                                                    Ducommun        MechTronics     Pro Forma          MechTronics
                                                 Mar. 30, 1996     Mar. 31, 1996   Adjustments          Combined
                                                 -------------     -------------   -----------         -----------

Assets
Current Assets:
         Cash and cash equivalent                    $    60         $  220         $     --             $   280
         Accounts receivable (less allowance
              for doubtful accounts)                  13,385          2,768               --              16,153
         Inventories                                  15,402          4,573               --              19,975
         Other receivables                                47             --               --                  47
         Deferred income taxes                         5,049             --               --               5,049
         Other current assets                          1,237             30               --               1,267
                                                     -------         ------         --------             -------
              Total Current Assets                    35,180          7,591                0              42,771



Property and Equipment, Net                           23,184          1,308               --              24,492
Deferred Income Taxes                                  6,208             --               --               6,208
Excess of  Cost Over Net Assets Acquired
         (Net of Accumulated Amortization)            16,567             --            2,627 (a)          19,194
Other Assets                                             856            206             (200)(b)             862
                                                     -------         ------         --------             -------
                                                     $81,995         $9,105         $  2,427             $93,527
                                                     =======         ======         ========             =======

Liabilities and Shareholders' Equity
Current Liabilities:
         Current portion of long-term debt           $ 4,244         $  578         $   (328)(b)         $ 4,494
         Accounts payable                              7,166          1,415               --               8,581
         Accrued liabilities                          13,054          1,367               --              14,421
                                                     -------         ------         --------             -------
              Total Current Liabilities               24,464          3,360             (328)             27,496



Long-Term Debt                                         7,141            947             (947)(b)          15,641
Convertible Subordinated Debentures                   15,837             --            8,500 (c)          15,837
Other Long-Term Liabilities                              435             --               --                 435
                                                     -------         ------         --------             -------
              Total Liabilities                       47,877          4,307            7,225              59,409
Shareholders' Equity                                  34,118          4,798           (4,798)(d)          34,118
                                                     -------         ------         --------             -------
                                                     $81,195         $9,105         $  2,427             $93,527
                                                     =======         ======         ========             =======






(a) This adjustment is required to reflect the excess of acquisition cost over the fair value of net assets acquired (Goodwill).
(b) This adjustment is made to exclude assets and liabilities not acquired.
(c) This adjustment is made to reflect bank borrowings, notes payable and other liabilities used to finance the transactions.
(d) This adjustment is made to eliminate the shareholders' equity accounts of MechTronics.





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                                                                    Exhibit 99.4
                                                                     Page 3 of 4


                              DUCOMMUN INCORPORATED
              Pro Forma Condensed Combined Statement of Operations
                        Three Months Ended March 30, 1996
                             (Amounts in thousands)
                                   (Unaudited)

                                                                                                                          Ducommun
                                                                                                                            and
                                                                                                          Pro Forma     MechTronics
                                                                              Ducommun     MechTronics   Adjustments      Combined
                                                                              --------     -----------   -----------    -----------

Net Sales                                                                      $ 23,792       $ 3,953       $  --          $ 27,745
                                                                               --------       -------       -----          --------

Operating Costs and Expenses:
         Cost of goods sold                                                      15,588         3,380          --            18,968
         Selling, general and administrative expenses                             6,240           353          44(a)          6,637
                                                                               --------       -------       -----          --------
              Total Operating Costs and Expenses                                 21,828         3,733          44            25,605
                                                                               --------       -------       -----          --------
Operating Income                                                                  1,964           220         (44)            2,140
Interest                                                                           (422)          (39)       (163)(b)          (624)
                                                                               --------       -------       -----          --------
Income from Continuing Operations Before Taxes                                    1,542           181        (207)            1,516
Income Tax Expense                                                                 (432)           --           7 (c)          (425)
                                                                               --------       -------       -----          --------
              Net Income                                                       $  1,110       $   181       $(200)         $  1,091
                                                                               ========       =======       =====          ========

Per Share:

              Primary Earnings Per Share                                       $   0.19                                    $   0.19
                                                                               =========                                   ========
              Fully Diluted Earnings Per Share                                 $   0.18                                    $   0.18
                                                                               =========                                   ========



Weighted Average Number of Common and Common Equivalent Shares
         Outstanding for Computation of Primary Earnings Per Share                5,756                                       5,756
                                                                                  =====                                    ========



Weighted Average Number of Common and Common Equivalent Shares
         Outstanding for Computation of Fully Diluted Earnings Per Share          7,393                                       7,393
                                                                                  =====                                    ========





(a) Record amortization of goodwill arising on the MechTronics acquisition on a straight line basis over 15 years.
(b) This adjustment is made to reflect incremental interest on bank borrowings and notes payable used to finance the transaction.
(c) Represents the tax effects of the above adjustments at Ducommun's approximate tax rate.


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                                                                    Exhibit 99.4
                                                                     Page 4 of 4

                              DUCOMMUN INCORPORATED
              Pro Forma Condensed Combined Statement of Operations
                      Twelve Months Ended December 31, 1995
                             (Amounts in thousands)
                                   (Unaudited)

                                                                                                                  Ducommun
                                                                                                                    and
                                                                                                    Pro Forma   MechTronics
                                                                       Ducommun     MechTronics    Adjustments    Combined
                                                                       ---------    -----------    -----------  -----------

Net Sales                                                                $91,217      $16,207      $  --         $107,424
                                                                         -------      -------      -----         --------
Operating Costs and Expenses:
         Cost of goods sold                                               61,134       13,493         --           74,627
         Selling, general and administrative expenses                     19,572        1,354        175 (a)       21,101
                                                                         -------      -------      -----         --------
              Total Operating Costs and Expenses                          80,706       14,847        175           95,728
                                                                         -------      -------      -----         --------


Operating Income                                                          10,511        1,360       (175)          11,696
Interest                                                                  (3,570)        (191)      (653)(b)       (4,414)
                                                                         -------      -------       ----         --------
Income from Continuing Operations Before Taxes                             6,941        1,169       (828)           7,282
Income Tax Expense                                                        (1,895)          --        (93)(c)       (1,988)
                                                                         -------      -------      -----          --------
              Net Income                                                 $ 5,046     $  1,169      $(921)        $  5,294
                                                                         =======     ========      =====         ========
Per Share:
              Primary Earnings Per Share                                 $  1.04                                 $   1.09
                                                                         =======                                 ========
              Fully Diluted Earnings Per Share                           $  0.87                                 $   0.90
                                                                         =======                                 ========

Weighted Average Number of Common and Common Equivalent Shares
         Outstanding for Computation of Primary Earnings Per Share         4,842                                    4,842
                                                                         =======                                 ========

Weighted Average Number of Common and Common Equivalent Shares
         Outstanding for Computation of Fully Diluted Earnings Per Share   7,358                                    7,358
                                                                         =======                                 ========



(a) Record amortization of goodwill arising on the MechTronics acquisition on a straight line basis over 15 years.
(b) This adjustment is made to reflect incremental interest on bank borrowings and notes payable used to finance the transaction.
(c) Represents the tax effects of the above adjustments at Ducommun's approximate tax rate.